Exhibit 99.1

SureWest Communications
Unaudited Pro Forma

Condensed Combined Financial Statements

(amounts in thousands)

The supplemental unaudited pro forma condensed combined financial statements are based on SureWest Communications’ (the “Company” or “SureWest”) historical consolidated financial statements and Everest Broadband, Inc.’s (“Everest”) historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest which was consummated on February 13, 2008, the sale of the Company’s operating assets of its wireless business, SureWest Wireless (“SWW”), on May 9, 2008 and of the Company’s execution of a definitive purchase agreement to sell certain wireless telecommunications towers and all related assets and liabilities (“Tower Assets”) on October 10, 2008.

The information previously reported for the fiscal year ended December 31, 2007 has been updated to provide supplemental unaudited pro forma statements of operations information for all or each of the 2007 interim periods and for the interim periods ended March 31, 2008, June 30, 2008 and September 30, 2008, as applicable.

The information previously reported in connection with the Amended Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 28, 2008 related to SureWest’s acquisition of Everest; to include the unaudited pro forma financial information as required under Item 9.01 (b) and related exhibits under Item 9.01 (d), for the fiscal year ended December 31, 2007 has been updated to provide supplemental quarterly unaudited pro forma statement of operations information for the 2007 interim periods and the interim period ended March 31, 2008.

The Everest purchase price of $175,536, excluding expenses, was paid in cash, a portion of which was funded with debt proceeds as more fully described below. The unaudited pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007. The unaudited pro forma condensed combined financial information reflects the purchase of Everest as an acquisition of a business and represents a current estimate of the financial information based on available information from the Company and Everest.

In connection with the acquisition of Everest on February 13, 2008, the Company entered into a Second Amended and Restated Credit Agreement for a $240,000 credit facility (the “Credit Agreement”) with CoBank, ACB (“CoBank”), in its capacity as administrative agent, as lead arranger, as issuing lender, as swingline lender and as a lender (together with each other lender from time to time party thereto, the “Lenders”). The Credit Agreement restated and replaced the credit agreement entered into by the Company and CoBank on May 14, 2007 (the “Previous Credit Agreement”). The credit facilities under the Credit Agreement were used in part to fund the acquisition of Everest and any remaining amounts are available for the Company’s general corporate purposes. The Credit Agreement included (i) a $60,000 revolving loan facility (the “Revolving Loan Facility”), which included a $25,000 subfacility for the issuance of letters of credit for the Company’s account and a $20,000 subfacility for swingline (same-day) loans, (ii) a $120,000 term loan facility (the “Term Loan A Facility”), which included the $40,000 term loan previously advanced by CoBank to the Company under the Previous Credit Agreement (such term loan, the “Original Term Loan A”) and (iii) a $60,000 term loan facility (the “Term Loan B Facility”). At the time the Credit Agreement was executed the Revolving Loan Facility and the Term Loan A Facility had a term of approximately 4.25 years, and all amounts outstanding under the Revolving Loan Facility and the Term Loan A Facility are due and payable on May 1, 2012. The Term Loan B Facility had a term of 1 year. The Company used all of the available borrowings under the Term Loan A  and Term Loan B Facilities of $80,000 and $60,000, respectively, $4,000 under the Revolving Loan Facility and cash on hand of $32,000 to fund the purchase of Everest.

The unaudited pro forma information includes adjustments to record the assets and liabilities of Everest at their estimated fair market values and is subject to adjustment as additional information becomes available and as additional analyses are performed. To the extent there are significant changes to Everest’s business, the assumptions and estimates herein could change significantly. The unaudited pro forma financial information is presented for illustrative purposes only under one set of assumptions and does not reflect the financial results of the combined companies had consideration been given to other assumptions or to the impact of possible operating efficiencies, asset dispositions, and other factors. Further, the unaudited pro forma financial information does not necessarily reflect the historical results of the combined company that actually would have occurred had the acquisition been in effect during the periods indicated or that may be obtained in the future. The unaudited pro forma condensed combined financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements, including the related notes, of SureWest covering these periods included in SureWest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and the quarterly reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 as well as the historical financial statements of Everest and the combined financial statements of Everest Connections, LLC, Everest Holdings I, LLC, Everest Holdings III, LLC and subsidiaries included in the current report filed on April 28, 2008.

On May 9, 2008, SureWest, SWW, a wholly-owned direct subsidiary of the Company, and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) sold the operating assets of SWW for an aggregate purchase price of $69,746 to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”).  On May 14, 2008, $34,000 of the proceeds from the sale of the SWW assets were used to pay down $30,000 and $4,000 of the Term B Note and Revolver Loan Facility, respectively, as discussed above. The Company has included additional unaudited pro forma information to reflect the classification of the SWW operations as discontinued operations for the all of the periods presented, as applicable. In September 2008, the Company entered into a Third Amended and Restated Credit Agreement (“New Agreement”) to restate and replace the Credit Agreement entered into by the Company and CoBank in February 2008.  The New Agreement terms, among other things (i) reflected the repayment of $30,000 of the Term Loan B facility under the Credit Agreement to reduce the principal balance from $60,000 to $30,000, (ii) modified interest margins and (iii) extended the maturity date of the Term Loan B facility to May 1, 2012.

On October 10, 2008, West Coast PCS Structures, LLC (“West Coast PCS”), PCS Structures Towers, LLC (“PCS Towers” and together with West Coast PCS, the “Companies”) and West Coast PCS LLC (“Tower Seller”), each an indirect subsidiary of the Company, entered into a definitive purchase agreement with GTP Towers I, LLC (“Purchaser”). Prior to and in connection with the consummation of the agreement, Tower Seller and the Company’s direct subsidiaries, SureWest Broadband and SureWest Telephone, have contributed and transferred certain wireless telecommunication towers and all related assets and liabilities to PCS Towers, which on the closing of the agreement will be wholly-owned by West Coast PCS. The purchase price in connection with the agreement is based on the tower cash flow generated by commenced tenant leases included in the Tower Assets. At the initial closing, Purchaser will pay an amount based on the tower cash flow generated under tenant leases executed and commenced as of five business days prior to the initial closing. During the period from the initial closing until 180 days thereafter, Tower Seller may also receive additional payments with respect to tenant leases for which applications are received prior to the initial closing and tenant leases that are executed but not commenced as of the initial closing, in each case, on the commencement date of such tenant leases. Currently, the Company expects that the aggregate purchase price of the agreement will be in the range of $9,000 to $9,500. The Company has included additional unaudited pro forma information to reflect the classification of the Tower Assets’ operations as discontinued operations for all periods presented.

SUREWEST COMMUNICATIONS

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2008

(Amounts in thousands)

	SureWest Communications	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	SureWest Communications from Continuing Operations
ASSETS

Current assets:
Cash and cash equivalents	$2,393	$—	$2,393
Short-term investments	581	—	581
Accounts receivable, net	23,382	—	23,382
Income tax receivable	2,868	—	2,868
Inventories	8,419	—	8,419
Prepaid expenses	4,061	(118)	3,943
Deferred income taxes	6,212	—	6,212
Other current assets	2,907	—	2,907
Assets of discontinued operations	—	5,020	5,020
Total current assets	50,823	4,902	55,725

Property, plant and equipment, net	519,028	(4,902)	514,126

Intangible and other assets:
Long-term investments	2,763	—	2,763
Customer relationships, net	5,888	—	5,888
Goodwill	48,805	—	48,805
Deferred charges and other assets	4,327	—	4,327
	61,783	—	61,783
	$631,634	$—	$631,634

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities:
Current portion of long-term debt and capital lease obligations	$15,643	$—	$15,643
Accounts payable	2,468	—	2,468
Other accrued liabilities	20,036	—	20,036
Advance billings and deferred revenues	9,293	(150)	9,143
Accrued compensation and pension benefits	11,187	—	11,187
Liabilities of discontinued operations	—	980	980
Total current liabilities	58,627	830	59,457

Long-term debt and capital lease obligations	218,184	—	218,184
Deferred income taxes	59,564	(471)	59,093
Other liabilities and deferred revenues	16,862	(359)	16,503

Commitments and contingencies

Shareholders’ equity:
Common stock, without par value; 100,000 authorized, 13,954 shares issued and outstanding at September 30, 2008	146,534	—	146,534
Accumulated other comprehensive income (loss)	(4,222)	—	(4,222)
Retained earnings	136,085	—	136,085
Total shareholders’ equity	278,397	—	278,397
	$631,634	$—	$631,634

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

(Amounts in thousands, except per share amounts)

	For the Quarters Ended:
	2007				2008
	March 31	June 30	September 30	December 31	March 31	June 30	September 30

Operating revenues:
Broadband	$30,687	$32,017	$32,342	$33,020	$34,388	$35,301	$36,280
Telecom	26,246	27,168	26,115	26,076	24,482	24,551	23,990
Total operating revenues	56,933	59,185	58,457	59,096	58,870	59,852	60,270
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	22,343	21,366	22,081	22,280	22,400	22,314	24,942
Customer operations and selling	8,099	7,991	7,823	8,167	8,212	8,575	7,654
General and administrative	9,066	9,432	8,522	8,456	10,662	9,014	9,438
Depreciation and amortization	13,535	14,526	14,839	13,295	13,259	14,075	14,219
Impairment loss on LMDS and related assets	—	—	—	5,454	—	—	—
Total operating expenses	53,043	53,315	53,265	57,652	54,533	53,978	56,253
Income from operations	3,890	5,870	5,192	1,444	4,337	5,874	4,017
Other income (expense):
Investment income	101	391	444	447	120	224	35
Interest expense	(4,028)	(3,367)	(3,398)	(3,359)	(3,565)	(3,186)	(2,904)
Other, net	63	(354)	(227)	(14)	(27)	(44)	56
Total other income (expense), net	(3,864)	(3,330)	(3,181)	(2,926)	(3,472)	(3,006)	(2,813)
Income (loss) from continuing operations before income taxes	26	2,540	2,011	(1,482)	865	2,868	1,204
Income tax expense (benefit)	(75)	467	609	(1,238)	489	1,203	593
Net income (loss) from continuing operations	$101	$2,073	$1,402	$(244)	$376	$1,665	$611

Basic earnings per common share:
Net income (loss) from continuing operations	$0.01	$0.14	$0.10	$(0.02)	$0.03	$0.12	$0.04

Diluted earnings per common share:
Net income (loss) from continuing operations	$0.01	$0.14	$0.10	$(0.02)	$0.03	$0.12	$0.04

Shares of common stock used to calculate earnings per share:
Basic	14,423	14,440	14,459	14,467	14,310	14,141	13,970
Diluted	14,478	14,492	14,507	14,467	14,329	14,149	13,980

Other Data:
Operating EBITDA (i)	$17,425	$20,396	$20,031	$20,193	$17,596	$19,949	$18,236

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended March 31, 2007

(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless (g)	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$16,422	$14,352	$(73	)(f)	$30,701	$103	$(117)	$30,687
Telecom	26,361	—	—		26,361	—	(115)	26,246
Wireless	8,201	—	—		8,201	(8,201)	—	—
Total operating revenues	50,984	14,352	(73)		65,263	(8,098)	(232)	56,933
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,750	4,717	3,022	(f)	26,489	(3,896)	(250)	22,343
Customer operations and selling	8,875	—	1,335	(f)	10,210	(2,111)	—	8,099
General and administrative	8,581	5,282	(226	)(a)	9,207	(141)	—	9,066
		—	(4,430	)(f)
Depreciation and amortization	13,788	3,375	(783	)(b)	16,380	(2,713)	(132)	13,535
Impairment loss on LMDS and related assets		—	—		—	—	—	—
Total operating expenses	49,994	13,374	(1,082)		62,286	(8,861)	(382)	53,043
Income from operations	990	978	1,009		2,977	763	150	3,890
Other income (expense):
Investment income	506	10	(406	)(c)	110	(9)	—	101
Interest expense	(1,401)	(1,619)	(981	)(d)	(4,001)	(27)	—	(4,028)
Other, net	(204)	114	—		(90)	153	—	63
Total other income (expense), net	(1,099)	(1,495)	(1,387)		(3,981)	117	—	(3,864)
Income (loss) from continuing operations before income taxes	(109)	(517)	(378)		(1,004)	880	150	26
Income tax expense (benefit)	(161)	(132)	(153	)(e)	(446)	321	50	(75)
Net income (loss) from continuing operations	$52	$(385)	$(225)		$(558)	$559	$100	$101

Basic earnings per common share:
Net income (loss) from continuing operations	$0.00	n/a	n/a		$(0.04)	n/a	n/a	$0.01

Diluted earnings per common share:
Net income (loss) from continuing operations	$0.00	n/a	n/a		$(0.04)	n/a	n/a	$0.01

Shares of common stock used to calculate earnings per share:
Basic	14,423	n/a	n/a		14,423	n/a	n/a	14,423
Diluted	14,478	n/a	n/a		14,423	n/a	n/a	14,478

Other Data:
Operating EBITDA (i)	$14,778	$4,353	$226		$19,357	$(1,950)	$18	$17,425

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended June 30, 2007

(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless (g)	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,069	$14,983	$(21	)(f)	$32,031	$124	$(138)	$32,017
Telecom	27,249	—	—		27,249	—	(81)	27,168
Wireless	8,115	—	—		8,115	(8,115)	—	—
Total operating revenues	52,433	14,983	(21)		67,395	(7,991)	(219)	59,185
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	17,685	4,738	3,289	(f)	25,712	(4,119)	(227)	21,366
Customer operations and selling	8,355	—	1,439	(f)	9,794	(1,803)	—	7,991
General and administrative	9,696	5,630	(226	)(a)	10,351	(919)	—	9,432
		—	(4,749	)(f)
Depreciation and amortization	14,275	3,433	(222	)(b)	17,486	(2,828)	(132)	14,526
Impairment loss on LMDS and related assets		—	—		—	—	—	—
Total operating expenses	50,011	13,801	(469)		63,343	(9,669)	(359)	53,315
Income from operations	2,422	1,182	448		4,052	1,678	140	5,870
Other income (expense):
Investment income	1,157	16	(757	)(c)	416	(25)	—	391
Interest expense	(1,699)	(1,464)	(186	)(d)	(3,349)	(18)	—	(3,367)
Other, net	(69)	(254)	—		(323)	(31)	—	(354)
Total other income (expense), net	(611)	(1,702)	(943)		(3,256)	(74)	—	(3,330)
Income (loss) from continuing operations before income taxes	1,811	(520)	(495)		796	1,604	140	2,540
Income tax expense (benefit)	26	(133)	(200	)(e)	(307)	719	55	467
Net income (loss) from continuing operations	$1,785	$(387)	$(295)		$1,103	$885	$85	$2,073

Basic earnings per common share:
Net income from continuing operations	$0.12	n/a	n/a		$0.08	n/a	n/a	$0.14

Diluted earnings per common share:
Net income from continuing operations	$0.12	n/a	n/a		$0.08	n/a	n/a	$0.14

Shares of common stock used to calculate earnings per share:
Basic	14,440	n/a	n/a		14,440	n/a	n/a	14,440
Diluted	14,492	n/a	n/a		14,492	n/a	n/a	14,492

Other Data:
Operating EBITDA (i)	$16,697	$4,615	$226		$21,538	$(1,150)	$8	$20,396

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended September 30, 2007

(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless (g)	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,523	$14,882	$(48	)(f)	$32,357	$107	$(122)	$32,342
Telecom	26,197	—	—		26,197	—	(82)	26,115
Wireless	7,929	—	—		7,929	(7,929)	—	—
Total operating revenues	51,649	14,882	(48)		66,483	(7,822)	(204)	58,457
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,388	4,760	3,120	(f)	26,268	(3,943)	(244)	22,081
Customer operations and selling	8,632	—	1,424	(f)	10,056	(2,233)	—	7,823
General and administrative	8,461	5,451	(226	)(a)	9,094	(572)	—	8,522
		—	(4,592	)(f)
Depreciation and amortization	14,288	3,550	(249	)(b)	17,589	(2,617)	(133)	14,839
Impairment loss on LMDS and related assets		—	—		—	—	—	—
Total operating expenses	49,769	13,761	(523)		63,007	(9,365)	(377)	53,265
Income from operations	1,880	1,121	475		3,476	1,543	173	5,192
Other income (expense):
Investment income	777	45	(377	)(c)	445	(1)	—	444
Interest expense	(1,684)	(1,573)	(127	)(d)	(3,384)	(14)	—	(3,398)
Other, net	(147)	(95)	—		(242)	15	—	(227)
Total other income (expense), net	(1,054)	(1,623)	(504)		(3,181)	—	—	(3,181)
Income (loss) from continuing operations before income taxes	826	(502)	(29)		295	1,543	173	2,011
Income tax expense (benefit)	90	(128)	(12	)(e)	(50)	590	69	609
Net income (loss) from continuing operations	$736	$(374)	$(17)		$345	$953	$104	$1,402

Basic earnings per common share:
Net income from continuing operations	$0.05	n/a	n/a		$0.02	n/a	n/a	$0.10

Diluted earnings per common share:
Net income from continuing operations	$0.05	n/a	n/a		$0.02	n/a	n/a	$0.10

Shares of common stock used to calculate earnings per share:
Basic	14,459	n/a	n/a		14,459	n/a	n/a	14,459
Diluted	14,507	n/a	n/a		14,507	n/a	n/a	14,507

Other Data:
Operating EBITDA (i)	$16,168	$4,671	$226		$21,065	$(1,074)	$40	$20,031

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended December 31, 2007

(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless (g)	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,694	$15,358	$(19	)(f)	$33,033	$155	$(168)	$33,020
Telecom	26,175	—	—		26,175	—	(99)	26,076
Wireless	7,882	—	—		7,882	(7,882)	—	—
Total operating revenues	51,751	15,358	(19)		67,090	(7,727)	(267)	59,096
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,567	4,725	2,593	(f)	25,885	(3,351)	(254)	22,280
Customer operations and selling	9,289	—	1,418	(f)	10,707	(2,540)	—	8,167
General and administrative	8,730	7,839	(226	)(a)	9,082	(626)	—	8,456
		—	(3,231	)(a)
		—	(4,030	)(f)
Depreciation and amortization	12,660	3,598	(143	)(b)	16,115	(2,688)	(132)	13,295
Impairment loss on LMDS and related assets	5,454	—	—		5,454	—	—	5,454
Total operating expenses	54,700	16,162	(3,619)		67,243	(9,205)	(386)	57,652
Income (loss) from operations	(2,949)	(804)	3,600		(153)	1,478	119	1,444
Other income (expense):
Investment income	707	48	(307	)(c)	448	(1)	—	447
Interest expense	(1,645)	(3,213)	1,513	(d)	(3,345)	(14)	—	(3,359)
Other, net	280	(157)	—		123	(137)	—	(14)
Total other income (expense), net	(658)	(3,322)	1,206		(2,774)	(152)	—	(2,926)
Loss from continuing operations before income taxes	(3,607)	(4,126)	4,806		(2,927)	1,326	119	(1,482)
Income tax expense (benefit)	(2,819)	(1,057)	1,945	(e)	(1,931)	630	63	(1,238)
Net loss from continuing operations	$(788)	$(3,069)	$2,861		$(996)	$696	$56	$(244)

Basic earnings per common share:
Net loss from continuing operations	$(0.05)	n/a	n/a		$(0.07)	n/a	n/a	$(0.02)

Diluted earnings per common share:
Net loss from continuing operations	$(0.05)	n/a	n/a		$(0.07)	n/a	n/a	$(0.02)

Shares of common stock used to calculate earnings per share:
Basic	14,467	n/a	n/a		14,467	n/a	n/a	14,467
Diluted	14,467	n/a	n/a		14,467	n/a	n/a	14,467

Other Data:
Operating EBITDA (i)	$15,165	$2,794	$3,457		$21,416	$(1,210)	$(13)	$20,193

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended March 31, 2008

(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc. (period 1/31/08 thru 2/13/08)		Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$27,042	$7,599		(42	)(f)	$34,599	$(211)	$34,388
Telecom	24,578	—		—		24,578	(96)	24,482
Total operating revenues	51,620	7,599		(42)		59,177	(307)	58,870
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,792	2,486		1,362	(f)	22,640	(240)	22,400
Customer operations and selling	7,445			767	(f)	8,212	—	8,212
General and administrative	10,558	10,480		(167	)(a)	10,662	—	10,662
				(8,038	)(a)
				(2,171	)(f)
Depreciation and amortization	12,184	1,757		(565	)(b)	13,376	(117)	13,259
Total operating expenses	48,979	14,723		(8,812)		54,890	(357)	54,533
Income (loss) from operations	2,641	(7,124)		8,770		4,287	50	4,337
Other income (expense):
Investment income	334	20		(234	)(c)	120	—	120
Interest expense	(2,755)	(4,562)		3,752	(d)	(3,565)	—	(3,565)
Other, net	1	(28)		—		(27)	—	(27)
Total other income (expense), net	(2,420)	(4,570)		3,518		(3,472)	—	(3,472)
Income (loss) from continuing operations before income taxes	221	(11,694)		12,288		815	50	865
Income tax expense (benefit)	232	(4,734	)(e)	4,974	(e)	472	17	489
Net income (loss) from continuing operations	$(11)	$(6,960)		$7,314		$343	$33	$376

Basic earnings per common share:
Net income (loss) from continuing operations	$(0.00)	n/a		n/a		$0.02	n/a	$0.03

Diluted earnings per common share:
Net income (loss) from continuing operations	$(0.00)	n/a		n/a		$0.02	n/a	$0.03

Shares of common stock used to calculate earnings per share:
Basic	14,310	n/a		n/a		14,310	n/a	14,310
Diluted	14,310	n/a		n/a		14,329	n/a	14,329

Other Data:
Operating EBITDA (i)	$14,825	$(5,367)		$8,205		$17,663	$(67)	$17,596

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended June 30, 2008

(Amounts in thousands, except per share amounts)

	SureWest Communications	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	SureWest Communications from Continuing Operations

Operating revenues:
Broadband	$35,600	$(299)	$35,301
Telecom	24,650	(99)	24,551
Total operating revenues	60,250	(398)	59,852
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	22,575	(261)	22,314
Customer operations and selling	8,575	—	8,575
General and administrative	9,014	—	9,014
Depreciation and amortization	14,192	(117)	14,075
Total operating expenses	54,356	(378)	53,978
Income from operations	5,894	(20)	5,874
Other income (expense):
Investment income	224	—	224
Interest expense	(3,186)	—	(3,186)
Other, net	(44)	—	(44)
Total other income (expense), net	(3,006)	—	(3,006)
Income from continuing operations before income taxes	2,888	(20)	2,868
Income tax expense (benefit)	1,191	12	1,203
Net income from continuing operations	$1,697	$(32)	$1,665

Basic earnings per common share:
Net income from continuing operations	$0.12	n/a	$0.12

Diluted earnings per common share:
Net income from continuing operations	$0.12	n/a	$0.12

Shares of common stock used to calculate earnings per share:
Basic	14,141	n/a	14,141
Diluted	14,149	n/a	14,149

Other Data:
Operating EBITDA (i)	$20,086	$(137)	$19,949

See accompanying notes to the unaudited pro forma condensed combined financial statements.

SureWest Communications

Unaudited Pro Forma Condensed Combined Statements of Operations

For the Quarter Ended September 30, 2008

(Amounts in thousands, except per share amounts)

	SureWest Communications	Pro Forma Adjustments to Reflect the Disposition of SureWest Towers (h)	SureWest Communications from Continuing Operations

Operating revenues:
Broadband	$36,653	$(373)	$36,280
Telecom	24,108	(118)	23,990
Total operating revenues	60,761	(491)	60,270
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	25,092	(150)	24,942
Customer operations and selling	7,654	—	7,654
General and administrative	9,438	—	9,438
Depreciation and amortization	14,336	(117)	14,219
Total operating expenses	56,520	(267)	56,253
Income from operations	4,241	(224)	4,017
Other income (expense):
Investment income	35	—	35
Interest expense	(2,904)	—	(2,904)
Other, net	56	—	56
Total other income (expense), net	(2,813)	—	(2,813)
Income from continuing operations before income taxes	1,428	(224)	1,204
Income tax expense (benefit)	672	(79)	593
Net income from continuing operations	$756	$(145)	$611

Basic earnings per common share:
Net income from continuing operations	$0.05	n/a	$0.04

Diluted earnings per common share:
Net income from continuing operations	$0.05	n/a	$0.04

Shares of common stock used to calculate earnings per share:
Basic	13,970	n/a	13,970
Diluted	13,980	n/a	13,980

Other Data:
Operating EBITDA (i)	$18,577	$(341)	$18,236

See accompanying notes to the unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

(Amounts in thousands)

1.              Description of Transaction and Basis of Presentation

The supplemental unaudited pro forma condensed combined financial statements are based on SureWest Communications’ (the “Company” “our” or “SureWest”) historical consolidated financial statements and Everest Broadband, Inc.’s (“Everest”) historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest which was consummated on February 13, 2008, the sale of the Company’s operating assets of its wireless business, SureWest Wireless (“SWW”), on May 9, 2008 and of the Company’s execution of a definitive purchase agreement to sell certain wireless telecommunications towers and all related assets and liabilities (“Tower Assets”) on October 10, 2008.

Acquisition of Everest Broadband, Inc.

On February 13, 2008, SureWest completed the acquisition of all of the outstanding stock of Everest.  The assets and liabilities of Everest were recorded as of the acquisition date at their estimated fair values. The reported consolidated financial condition and results of operations of SureWest after the completion of the acquisition will reflect these values, but will not be restated retroactively to reflect the historical consolidated financial position or results of operations of Everest. Under the terms of the acquisition agreement, SureWest paid $175,536 in cash at closing to Everest’s stockholders and warrant holders, of which $17,300 was contributed to and remained subject to an escrow fund, half of which was paid 6 months subsequent to the acquisition date and the balance is expected to be paid in the first quarter of 2008, less the amount of any pending claims, in each case, following the closing of the acquisition to indemnify SureWest and related indemnities for certain matters, including breaches of representations and warranties and covenants made by Everest in the acquisition agreement.

Commencing with the acquisition date, the results of Everest have been included in our actual results of operations. The unaudited pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007.

Sale of SureWest Wireless Operating Assets

On May 9, 2008, SureWest, SWW, a wholly-owned direct subsidiary of the Company, and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) sold the operating assets of SWW to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). The agreement provides for an aggregate purchase price of $69,000, subject to a working capital adjustment. Under the agreement, Verizon acquired the spectrum licenses and operating assets of SWW, excluding the Company’s owned communication towers.

Commencing with the first quarter of 2008, the results of SWW are presented as discontinued operations in our consolidated financial statements. Additional pro forma information has been provided in the unaudited pro forma condensed combined statements of operations to reflect the classification of the operations of SWW as discontinued for all periods prior to the quarter ended March 31, 2008.

Entry into a Material Definitive Agreement to sell Tower Assets

On October 10, 2008, West Coast PCS Structures, LLC (“West Coast PCS”), PCS Structures Towers, LLC (“PCS Towers” and together with West Coast PCS, the “Companies”) and West Coast PCS LLC (“Tower Seller”), each an indirect subsidiary of the Company, entered into a definitive purchase agreement with GTP Towers I, LLC (“Purchaser”). Prior to and in connection with the consummation of the agreement, the Tower Seller and the Company’s direct subsidiaries, SureWest Broadband and SureWest Telephone, have contributed and transferred certain wireless telecommunication towers and all related assets and liabilities (“Tower Assets”) to PCS Towers, which on the closing of the agreement will be wholly-owned by West Coast PCS. The purchase price in connection with the agreement is based on the tower cash flow generated by commenced tenant leases included in the Tower Assets. At the initial closing, Purchaser will pay an amount based on the tower cash flow generated under tenant leases executed and commenced as of five business days prior to the initial closing. During the period from the initial closing until 180 days thereafter, Tower Seller may also receive additional payments with respect to tenant leases for which applications are received prior to the initial closing and tenant leases that are executed but not commenced as of the initial closing, in each case, on the commencement date of such tenant leases. Currently, the Company expects that the aggregate purchase price of the agreement will be in the range of $9,000 to $9,500.

Commencing with the fourth quarter of 2008, the results of the Tower Assets to be sold will be presented as discontinued operations in our consolidated financial statements. Additional pro forma information has been provided in the unaudited pro forma condensed combined statements of operations to reflect the classification of the operations of Tower Assets as discontinued operations for all periods presented.

2.              Pro Forma Adjustments

Following are the quarterly pro forma adjustments made to the unaudited pro forma condensed combined financial statements for the periods presented:

(a)                                  The following adjustments have been made to reduce the historical operating expenses:

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Executive management	$226	$226	$226	$226	$167
Removal of divestiture-related expenses	—	—	—	3,231	8,038
	$226	$226	$226	$3,457	$8,205

In connection with the acquisition of Everest, certain members of Everest’s management were identified as being redundant to our overall combined operations. The compensation expenses associated with these eliminated positions have been removed from the pro forma results.  Severance related costs associated with these identified members of management were accrued in our purchase accounting in accordance with the Emerging Issues Task Force Issue No 95-3, Recognition of Liabilities in Connection with a Purchase Business Combination.

The removal of the divestiture-related expenses represents the elimination of non-recurring legal and professional fees associated with the sale of Everest which were incurred by Everest prior to the date of acquisition.

(b)                                 Historical depreciation for each of the quarters has been adjusted to reflect post-acquisition date assumptions. Pro forma depreciation expense for Everest is based on the estimated fair value of the acquired assets based on our preliminary purchase accounting and weighted average remaining life of the assets acquired.  Asset useful lives were reviewed and where necessary were adjusted to their estimated useful life. These changes in depreciation assumptions are subject to final purchase price allocation pursuant to the valuation efforts.

(c)                                  The reduction to the pro forma interest income was due to the utilization of cash necessary to purchase Everest.

(d)                                 Pro forma interest expense includes interest on $80,000 of Term Loan A Facility for the entire year, $60,000 of Term Loan B Facility for the entire year, $4,000 of the Revolving Loan Facility for the entire year and $32,000 of the Revolving Loan Facility for the first two months of 2007. The interest rate was 4.5% on February 13, 2008, the closing date of the acquisition. The $32,000 of the Revolving Loan Facility was assumed to be paid off with a portion of the proceeds from the sale of SureWest Directories on February 28, 2007. The adjustment to interest expense is as follows:

	For the Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Pro forma interest expense	$2,600	$1,650	$1,700	$1,700	$810
Less:
Historical interest expense at Everest	(1,619)	(1,464)	(1,573)	(3,213)	(4,562)
	$981	$186	$127	$(1,513)	$(3,752)

(e)                                  Pro forma income tax expense was based on the estimated combined effective rate of 40.48%.

(f)                                    Reclass of various expenses in order to conform with our classification policy.

(g)                                 Reflects the classification of the SureWest Wireless operations as discontinued operations.

(h)                                 Reflects the classification of the pending sale of the Tower Assets operations as discontinued operations.

(i)                                     Operating EBITDA represents net income (loss) from continuing operations excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry.  In addition, for the quarter ended December 31, 2007, the Company has also excluded the non-cash impairment charge relating to its LMDS licenses. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.